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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                          Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through May 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                         Pioneer Emerging
                         Markets Fund

--------------------------------------------------------------------------------
                         Semiannual Report | May 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PEMFX
                         Class C     PCEFX
                         Class R     PEMRX
                         Class Y     PYEFX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Trustees, Officers and Service Providers                                      46

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
May 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 3

Portfolio Management Discussion | 5/31/16

In the following interview, Mauro Ratto, Marco Mencini, and Andrea Salvatori, portfolio managers of Pioneer Emerging Markets Fund, discuss the investment environment and the Fund's performance during the six-month period ended May 31, 2016. Mr. Ratto, Head of Emerging Markets Investment Management at Pioneer, Mr. Mencini, Head of Equities, Emerging Markets, and a senior vice president at Pioneer, and Mr. Salvatori, Head of Global Emerging Markets & Latin American Equities, a senior vice president and a senior portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six-month period ended May 31, 2016?

A Pioneer Emerging Markets Fund's Class A shares returned 6.06% at net asset value during the six-month period ended May 31, 2016, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index (the MSCI Index), returned 0.04%. During the same period, the average return of the 878 mutual funds in Lipper's Emerging Markets Funds category was -0.02%, and the average return of the 905 mutual funds in Morningstar's Diversified Emerging Markets Funds category was -0.08%.

Q Could you please review the market environment for emerging markets equities during the six-month period ended May 31, 2016?

A Emerging markets equities produced a flat return during the six-month period, but the MSCI Index had a solid finish after hitting a low in mid-January. The first eight weeks of the period were a challenging time (December 2015 and January 2016), as the markets came under heavy pressure from the combination of falling commodity prices, the possibility of slowing global economic growth, and investors' strong aversion to higher-risk assets. Despite the shaky start to the period, stocks soon rebounded in response to market-friendly actions undertaken by the world's central banks. The European Central Bank (ECB) announced a new stimulus package in late January, and the Bank of Japan surprised the markets shortly thereafter by pushing interest rates into negative territory. The US Federal Reserve (the Fed) then offered additional reassurance to the markets through various statements indicating that it would maintain a gradual approach to raising interest rates in the wake of its one small rate hike in December. Together, those developments provided a substantial boost to investor sentiment and led to a rally in higher-risk assets across the globe. In addition, the diminutive yields available in many developed bond markets attracted

4 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 buyers to the emerging equity markets, where yields were above average. Although the recovery lost steam in May, the MSCI Index nonetheless finished in slightly positive territory for the full six-month period.

Q Which of your investment decisions or individual positions had the greatest effect on the Fund's solid outperformance of its benchmark during the six-month period ended May 31, 2016?

A The Fund's positioning in China was one of the most important factors in its outperformance of the MSCI Index during the period. Among Chinese holdings in the portfolio, the largest contribution to benchmark-relative returns came from an investment in Goodbaby International, which makes strollers, car seats, and other child safety products. The company, which is capitalizing on growing middle-class wealth in China, has been one of our highest-conviction positions in the Fund's portfolio. Goodbaby reported growing earnings during the six-month period, which helped the stock to outperform the broader Chinese market by a wide margin.

     Shares of Global Telecom Holding, an Egyptian provider of information technology and mobile telecommunications services, also performed very well and aided the Fund's benchmark-relative performance. The company cut costs, shored up its balance sheet, and continued to address certain governance issues, which led to a recovery in investor sentiment towards Global Telecom's stock. While we welcome the recent improvement, we believe Global Telecom remains significantly underappreciated by the market, based on the strength of the company's underlying asset base and a market capitalization below its intrinsic value.

     Investments in two Greek bank stocks, Eurobank Ergasias and Bank of Piraeus, also contributed to the Fund's benchmark-relative results during the period. Greece's market in general - and bank stocks in particular - sold off precipitously in the first half of the six-month reporting period. The stocks reached levels that seemed to indicate the underlying businesses were in jeopardy of failure, even though the banking sector, due to its systemic importance, has the support of the Greek government. We saw an opportunity, and established meaningful Fund positions in what we believe are the two strongest companies in the sector midway through the first calendar quarter of 2016. Both stocks rebounded significantly over the second half of the period, boosting the Fund's relative performance.

     On the negative side, shares of Tupy, the Brazilian auto-parts manufacturer, was the portfolio position that detracted the most from the Fund's benchmark-relative performance during the period. At a time of strength for the Brazilian market, Tupy lagged due to an earnings headwind created by the nation's strengthening currency (since the vast majority of the

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 5 company's revenues are generated outside of Brazil). In Russia, the Fund's relative returns also failed to keep pace with the benchmark due to the poor performance of the portfolio's large position in oil-services provider TMK, which lost ground even as the price of crude oil recovered. We retain conviction in the investment, however, as we believe TMK offers a highly attractive stock valuation along with a lower dependency on oil prices. The Fund's position in Philippines National Bank, which underperformed despite its healthy profitability and low exposure to non-performing loans, was another holding that detracted from benchmark-relative performance during the six-month period.

Q Did you invest in any derivatives while managing the Fund during the six-month period ended May 31, 2016? If so, did the derivative positions have any effect on the Fund's performance?

A We did invest the Fund in derivatives in the form of currency forward contracts and index futures during the period, in an attempt to help manage the portfolio's overall risk and volatility profile. Specifically, we used short index futures in Brazil - as we believe the economy there faces significant challenges - and we reduced the extent of the Fund's underweight in Korea using long futures positions. We also used forward contracts to hedge some of the Fund's currency exposures in Nigeria, Brazil, and Russia. In total, the use of derivatives had a neutral impact on the Fund's performance during the period.

Q How was the Fund's portfolio positioned with respect to specific regions or countries as of May 31, 2016, and could you discuss some of the changes you made within the portfolio during the six-month period?

A China represented the Fund's largest absolute country weighting at the close of the period, as well as one of its most significant overweights relative to the MSCI Index. In recent months, investors have displayed concerns about the country's economic growth rate and debt levels, and we are monitoring those issues closely to see how they might affect the individual companies in which we've invested. While we expect more volatility in China's stock market in the months ahead, we also think the markets' trepidation about a "hard landing" for the Chinese economy is exaggerated. Instead, we have confidence that the country can effectively manage its transition from an investment-led economy to one that is consumer-focused. We therefore remain positive on the long-term outlook for China, and, by extension, for the stocks of Chinese companies held in the Fund's portfolio.

6 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

     Aside from our decision to add to the portfolio's weighting in Greece, one of the more notable changes we made over the past six months was the purchase of two Nigerian banking stocks, United Bank for Africa and Zenith Bank. Both stocks fell to attractive valuations in 2015, due in part to plunging oil prices and volatility in Nigeria's currency. However, we think the banks have strong enough balance sheets to remain profitable, even in the event of a renewed slump in oil prices and/or a currency devaluation. We also reduced the extent of the Fund's benchmark-relative underweight in India by purchasing shares of auto manufacturer Tata Motors, which we like because of the company's sound management, growing market share, and attractive stock valuation. On the other side of the ledger, we reduced the Fund's weighting in Mexico during the period, with sales largely focused on financial stocks because of their exposure to the US interest-rate cycle.

     As always, we believe it is important to keep in mind that the Fund's country and sector weightings are largely a residual effect of our overall stock selection process.

Q    Do you have any closing thoughts for investors?

A The emerging markets universe is not homogenous, with a wide range of sector dispersion at the country level. The resulting economic diversity among the emerging markets nations presents a multitude of options from which to construct a portfolio. With this as background, we believe active portfolio management using a bottom-up approach to individual stock selection can add meaningful value. We therefore intend to maintain our emphasis on owning shares of companies that feature strong fundamentals, intelligent capital-allocation strategies, and, we believe, sustainable paths to earnings growth.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 7

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Portfolio Summary | 5/31/16

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 21.2%
Industrials                                                                20.1%
Information Technology                                                     18.3%
Telecommunication Services                                                 10.9%
Energy                                                                     10.8%
Consumer Discretionary                                                      8.3%
Consumer Staples                                                            5.0%
Materials                                                                   4.2%
Utilities                                                                   1.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

China                                                                      29.2%
Brazil                                                                     13.2%
India                                                                       8.4%
Nigeria                                                                     8.3%
South Korea                                                                 6.4%
Egypt                                                                       5.8%
Russia                                                                      4.8%
Taiwan                                                                      4.5%
Kenya                                                                       4.4%
Philippines                                                                 4.2%
United Arab Emirates                                                        4.2%
South Africa                                                                2.2%
Greece                                                                      2.0%
British Virgin Islands                                                      1.4%
Mexico                                                                      1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. United Bank for Africa Plc                                             6.38%
--------------------------------------------------------------------------------
 2. Goodbaby International Holdings, Ltd.                                  6.05
--------------------------------------------------------------------------------
 3. Global Telecom Holding SAE (G.D.R.)                                    5.76
--------------------------------------------------------------------------------
 4. Tata Motors, Ltd.                                                      5.24
--------------------------------------------------------------------------------
 5. TIM Participacoes SA                                                   5.17
--------------------------------------------------------------------------------
 6. TMK PAO (G.D.R.)                                                       4.80
--------------------------------------------------------------------------------
 7. Marfrig Global Foods SA                                                4.57
--------------------------------------------------------------------------------
 8. Taiwan Semiconductor Manufacturing Co., Ltd.                           4.53
--------------------------------------------------------------------------------
 9. KenolKobil, Ltd., Group                                                4.36
--------------------------------------------------------------------------------
10. Philippine National Bank                                               4.21
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                   Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 9

Prices and Distributions | 5/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       5/31/16                         11/30/15
--------------------------------------------------------------------------------
           A                         $16.24                           $15.85
--------------------------------------------------------------------------------
           C                         $13.34                           $13.04
--------------------------------------------------------------------------------
           R                         $15.51                           $15.13
--------------------------------------------------------------------------------
           Y                         $17.93                           $17.47
--------------------------------------------------------------------------------

Distributions per Share: 12/1/15-5/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
         Class            Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             $0.5340               $--                   $--
--------------------------------------------------------------------------------
           C             $0.4028               $--                   $--
--------------------------------------------------------------------------------
           R             $0.4868               $--                   $--
--------------------------------------------------------------------------------
           Y             $0.5824               $--                   $--
--------------------------------------------------------------------------------

The MSCI Emerging Markets ND Index is an unmanaged index that measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.

10 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Performance Update | 5/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
             Net          Public      MSCI
             Asset        Offering    Emerging
             Value        Price       Markets
Period       (NAV)        (POP)       ND Index
--------------------------------------------------------------------------------
10 Years      -0.70%       -1.28%       3.11%
5 Years       -8.43        -9.51       -4.83
1 Year       -14.89       -19.78      -17.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                  Gross        Net
--------------------------------------------------------------------------------
                  2.18%        1.95%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Emerging    MSCI Emerging
                    Markets Fund        Markets ND Index
5/06                $ 9,425             $10,000
5/07                $13,515             $13,816
5/08                $16,082             $16,810
5/09                $ 9,273             $11,035
5/10                $10,701             $13,366
5/11                $13,649             $17,400
5/12                $ 9,988             $13,865
5/13                $10,729             $15,819
5/14                $11,566             $16,494
5/15                $10,324             $16,493
5/16                $ 8,787             $13,585

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 11

Performance Update | 5/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                                        MSCI
                                        Emerging
             If             If          Markets
Period       Held           Redeemed    ND Index
--------------------------------------------------------------------------------
10 Years      -1.51%         -1.51%       3.11%
5 Years       -9.20          -9.20       -4.83
1 Year       -15.68         -15.68      -17.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
             Gross          Net
--------------------------------------------------------------------------------
             2.95%          2.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Emerging    MSCI Emerging
                    Markets Fund        Markets ND Index
5/06                $10,000             $10,000
5/07                $14,233             $13,816
5/08                $16,808             $16,810
5/09                $ 9,609             $11,035
5/10                $10,998             $13,366
5/11                $13,913             $17,400
5/12                $10,099             $13,865
5/13                $10,763             $15,819
5/14                $11,506             $16,494
5/15                $10,182             $16,493
5/16                $ 8,585             $13,585

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Performance Update | 5/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                  Net           MSCI
                  Asset         Emerging
                  Value         Markets
Period            (NAV)         ND Index
--------------------------------------------------------------------------------
10 Years           -0.91%        3.11%
5 Years            -8.64        -4.83
1 Year            -15.10       -17.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                  Gross         Net
--------------------------------------------------------------------------------
                  2.33%         2.20%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Emerging    MSCI Emerging
                    Markets Fund        Markets ND Index
5/06                $10,000             $10,000
5/07                $14,311             $13,816
5/08                $16,979             $16,810
5/09                $ 9,774             $11,035
5/10                $11,262             $13,366
5/11                $14,339             $17,400
5/12                $10,456             $13,865
5/13                $11,217             $15,819
5/14                $12,067             $16,494
5/15                $10,748             $16,493
5/16                $ 9,125             $13,585

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 13

Performance Update | 5/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Emerging Markets ND Index.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                  Net           MSCI
                  Asset         Emerging
                  Value         Markets
Period            (NAV)         ND Index
--------------------------------------------------------------------------------
10 Years           -0.21%         3.11%
5 Years            -8.00         -4.83
1 Year            -14.74        -17.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2016)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Emerging     MSCI Emerging
                Markets Fund         Markets ND Index
5/06            $5,000,000           $5,000,000
5/07            $7,209,089           $6,907,855
5/08            $8,617,284           $8,404,959
5/09            $4,995,857           $5,517,294
5/10            $5,792,512           $6,683,126
5/11            $7,430,349           $8,700,226
5/12            $5,469,794           $6,932,282
5/13            $5,910,041           $7,909,722
5/14            $6,407,082           $8,247,117
5/15            $5,744,712           $8,246,534
5/16            $4,897,645           $6,792,587

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from December 1, 2015 through May 31, 2016.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 12/1/15
--------------------------------------------------------------------------------
Ending Account Value            $1,060.60    $1,055.90    $1,059.50    $1,062.00
(after expenses)
on 5/31/16
--------------------------------------------------------------------------------
Expenses Paid                   $   10.05    $   14.65    $   11.33    $    8.92
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.73% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2015 through May 31, 2016.

--------------------------------------------------------------------------------
Share Class                         A            C            R            Y
--------------------------------------------------------------------------------
Beginning Account Value         $1,000.00    $1,000.00    $1,000.00    $1,000.00
on 12/1/15
--------------------------------------------------------------------------------
Ending Account Value            $1,015.25    $1,010.75    $1,014.00    $1,016.35
(after expenses)
on 5/31/16
--------------------------------------------------------------------------------
Expenses Paid                   $    9.82    $   14.33    $   11.08    $    8.72
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.95%, 2.85%, 2.20% and 1.73% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Schedule of Investments | 5/31/16 (unaudited)

-----------------------------------------------------------------------------------------------------
Shares                                                                            Value
-----------------------------------------------------------------------------------------------------
                            PREFERRED STOCKS -- 3.6%
                            ENERGY -- 0.0%+
                            Integrated Oil & Gas -- 0.0%+
       2,301                Petroleo Brasileiro SA                                $             5,128
                                                                                  -------------------
                            Total Energy                                          $             5,128
-----------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 3.6%
                            Computer Hardware Storage & Peripherals -- 3.6%
       4,388                Samsung Electronics Co., Ltd.                         $         3,906,878
                                                                                  -------------------
                            Total Technology Hardware & Equipment                 $         3,906,878
-----------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCKS
                            (Cost $4,436,774)                                     $         3,912,006
-----------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 93.0%
                            ENERGY -- 10.4%
                            Oil & Gas Equipment & Services -- 4.6%
   1,776,992                TMK PAO (G.D.R.)                                      $         4,991,101
-----------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 1.6%
   2,472,000                China Petroleum & Chemical Corp.                      $         1,685,178
-----------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 4.2%
  42,339,318                KenolKobil, Ltd., Group                               $         4,533,384
                                                                                  -------------------
                            Total Energy                                          $        11,209,663
-----------------------------------------------------------------------------------------------------
                            MATERIALS -- 4.1%
                            Diversified Metals & Mining -- 4.1%
  20,252,000                MMG, Ltd.*                                            $         4,365,190
                                                                                  -------------------
                            Total Materials                                       $         4,365,190
-----------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 6.7%
                            Construction & Engineering -- 2.9%
   5,739,000                Beijing Urban Construction Design & Development
                            Group Co., Ltd.                                       $         3,082,548
-----------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 3.8%
   2,052,000                China Conch Venture Holdings, Ltd.*                   $         4,128,984
                                                                                  -------------------
                            Total Capital Goods                                   $         7,211,532
-----------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 4.4%
                            Airlines -- 4.4%
  11,305,376                Air Arabia PJSC                                       $         4,117,175
     908,000                Air China, Ltd.                                                   601,346
                                                                                  -------------------
                                                                                  $         4,718,521
                                                                                  -------------------
                            Total Transportation                                  $         4,718,521
-----------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 8.4%
                            Auto Parts & Equipment -- 3.3%
     989,071                Tupy SA                                               $         3,563,973
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 17

-----------------------------------------------------------------------------------------------------
Shares                                                                            Value
-----------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- 5.1%
   1,173,176                Tata Motors, Ltd.                                     $         5,451,746
                                                                                  -------------------
                            Total Automobiles & Components                        $         9,015,719
-----------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 5.8%
                            Leisure Products -- 5.8%
  10,416,000                Goodbaby International Holdings, Ltd.                 $         6,288,621
                                                                                  -------------------
                            Total Consumer Durables & Apparel                     $         6,288,621
-----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.0%+
                            Casinos & Gaming -- 0.0%+
         393                NagaCorp, Ltd.                                        $               273
                                                                                  -------------------
                            Total Consumer Services                               $               273
-----------------------------------------------------------------------------------------------------
                            MEDIA -- 2.1%
                            Cable & Satellite -- 2.1%
      15,571                Naspers, Ltd.                                         $         2,284,644
                                                                                  -------------------
                            Total Media                                           $         2,284,644
-----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 4.8%
                            Packaged Foods & Meats -- 4.5%
      95,298                Flour Mills of Nigeria Plc                            $            10,273
   2,726,743                Marfrig Global Foods SA*                                        4,753,992
                                                                                  -------------------
                                                                                  $         4,764,265
-----------------------------------------------------------------------------------------------------
                            Tobacco -- 0.3%
      67,500                ITC, Ltd.                                             $           353,849
                                                                                  -------------------
                            Total Food, Beverage & Tobacco                        $         5,118,114
-----------------------------------------------------------------------------------------------------
                            BANKS -- 20.1%
                            Diversified Banks -- 19.7%
     150,284                Abu Dhabi Commercial Bank PJSC                        $           243,280
   1,543,000                China Construction Bank Corp.                                     996,191
   1,643,385                Eurobank Ergasias SA                                            1,797,095
     191,590                Grupo Financiero Banorte SAB de CV                              1,003,210
         196                HDFC Bank, Ltd.                                                     4,080
      14,267                HDFC Bank, Ltd. (A.D.R.)                                          918,224
     271,515                ICICI Bank, Ltd.                                                  979,299
   1,689,000                Industrial & Commercial Bank of China, Ltd.                       896,782
      39,890                KB Financial Group, Inc.                                        1,138,199
         415                Mega Financial Holding Co., Ltd.                                      304
     777,277                National Bank of Greece SA                                        246,556
   4,408,189                Philippine National Bank*                                       4,375,650
 278,040,675                United Bank for Africa Plc                                      6,630,147
  26,742,083                Zenith Bank Plc                                                 2,012,292
                                                                                  -------------------
                                                                                  $        21,241,309
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

-----------------------------------------------------------------------------------------------------
Shares                                                                            Value
-----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- 0.4%
      23,823                Housing Development Finance Corp., Ltd.               $           439,640
                                                                                  -------------------
                            Total Banks                                           $        21,680,949
-----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.0%+
                            Consumer Finance -- 0.0%+
       2,753                Credito Real SAB de CV SOFOM ER                       $             5,754
                                                                                  -------------------
                            Total Diversified Financials                          $             5,754
-----------------------------------------------------------------------------------------------------
                            INSURANCE -- 0.4%
                            Life & Health Insurance -- 0.4%
       4,441                Samsung Life Insurance Co., Ltd.                      $           386,919
                                                                                  -------------------
                            Total Insurance                                       $           386,919
-----------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.0%+
                            Real Estate Services -- 0.0%+
      67,333                China Overseas Property Holdings, Ltd.                $             9,845
                                                                                  -------------------
                            Total Real Estate                                     $             9,845
-----------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 9.7%
                            Internet Software & Services -- 3.8%
     554,726                ChinaCache International Holdings, Ltd. (A.D.R.)*     $         4,021,764
-----------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 5.9%
  43,788,000                China ITS Holdings Co., Ltd.                          $         4,286,662
      23,273                Luxoft Holding, Inc.*                                           1,511,349
      15,014                Tata Consultancy Services, Ltd.                                   574,138
                                                                                  -------------------
                                                                                  $         6,372,149
                                                                                  -------------------
                            Total Software & Services                             $        10,393,913
-----------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                            Electronic Manufacturing Services -- 0.0%+
         715                Hon Hai Precision Industry Co., Ltd.                  $             1,753
                                                                                  -------------------
                            Total Technology Hardware & Equipment                 $             1,753
-----------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 4.4%
                            Semiconductors -- 4.4%
     983,000                Taiwan Semiconductor Manufacturing Co., Ltd.          $         4,714,218
                                                                                  -------------------
                            Total Semiconductors & Semiconductor
                            Equipment                                             $         4,714,218
-----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 10.6%
                            Wireless Telecommunication Services -- 10.6%
   3,465,910                Global Telecom Holding SAE (G.D.R.)*                  $         5,992,517
   2,724,866                TIM Participacoes SA                                            5,377,603
                                                                                  -------------------
                                                                                  $        11,370,120
                                                                                  -------------------
                            Total Telecommunication Services                      $        11,370,120
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 19

-----------------------------------------------------------------------------------------------------
Shares                                                                            Value
-----------------------------------------------------------------------------------------------------
                            UTILITIES -- 1.1%
                            Electric Utilities -- 1.1%
      23,280                Korea Electric Power Corp.*                           $         1,228,591
                                                                                  -------------------
                            Total Utilities                                       $         1,228,591
-----------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $118,887,190)                                   $       100,004,339
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Principal     S&P/Moody's
Amount ($)    Ratings
-----------------------------------------------------------------------------------------------------
                            CORPORATE BOND -- 0.1%
                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                            Personal Products -- 0.1%
BRL  562,000        NR/NR   Hypermarcas SA, 11.3%, 10/15/18 (c)                   $            52,118
-----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BOND
                            (Cost $194,014)                                       $            52,118
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                            RIGHT / WARRANT -- 0.0%+
                            FOOD, BEVERAGE & TOBACCO -- 0.0%+
                            Packaged Foods & Meats -- 0.0%+
      39,707                Flour Mills of Nigeria Plc, 12/31/49 (c)              $                --
-----------------------------------------------------------------------------------------------------
                            TOTAL RIGHT / WARRANT
                            (Cost $--)                                            $                --
-----------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 96.7%
                            (Cost $123,517,978) (a)                               $       103,968,463
-----------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- 3.3%                    $         3,589,005
-----------------------------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%                            $       107,557,468
=====================================================================================================

+             Amount rounds to less than 0.1%.

*             Non-income producing security.

(A.D.R.)      American Depositary Receipts.

(G.D.R.)      Global Depositary Receipts.

(a) At May 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $129,478,198 was as follows:

                Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                              $  6,080,778

                Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                               (31,590,513)
                                                                                         ------------
                Net unrealized depreciation                                              $(25,509,735)
                                                                                         ============

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

       China                                                               29.2%
       Brazil                                                              13.2
       India                                                                8.4
       Nigeria                                                              8.3
       South Korea                                                          6.4
       Egypt                                                                5.8
       Russia                                                               4.8
       Taiwan                                                               4.5
       Kenya                                                                4.4
       Philippines                                                          4.2
       United Arab Emirates                                                 4.2
       South Africa                                                         2.2
       Greece                                                               2.0
       British Virgin Islands                                               1.4
       Mexico                                                               1.0
                                                                          -----
                                                                          100.0%
                                                                          =====

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2016 aggregated $40,133,555 and $49,309,566, respectively.

NOTE : Principal amounts are denominated in U.S. Dollars unless otherwise noted:

       BRL                Brazilian Real

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 21

The following is a summary of the inputs used as of May 31, 2016, in valuing the Funds's investments:

----------------------------------------------------------------------------------------------------------------------
                                               Level 1           Level 2                Level 3           Total
----------------------------------------------------------------------------------------------------------------------
Preferred Stocks
  Energy
    Integrated Oil & Gas                       $     5,128       $            --        $        --       $      5,128
  Technology Hardware &
    Equipment
    Computer Hardware
      Storage & Peripherals                             --             3,906,878                 --          3,906,878
Common Stocks*
  Automobiles & Components
    Auto Parts & Equipment                       3,563,973                    --                 --          3,563,973
  Food, Beverage & Tobacco
    Packaged Foods & Meats                       4,753,992                10,273                 --          4,764,265
  Banks
    Diversified Banks                            1,921,434            19,319,875                 --         21,241,309
  Diversified Financials
    Consumer Finance                                 5,754                    --                 --              5,754
  Software & Services
    Internet Software &
      Services                                   4,021,764                    --                 --          4,021,764
    IT Consulting & Other
      Services                                   1,511,349             4,860,800                 --          6,372,149
  Telecommunication Services
    Wireless Telecommunication
      Services                                   5,377,603             5,992,517                 --         11,370,120
  All Other Common Stocks                               --            48,665,005                 --         48,665,005
Corporate Bond                                          --                    --             52,118             52,118
Right/Warrant                                           --                    --**               --                 --
----------------------------------------------------------------------------------------------------------------------
Total                                          $21,160,997       $    82,755,348        $    52,118       $103,968,463
======================================================================================================================
Other Financial Instruments
Unrealized appreciation on
  Forward Foreign
  Currency Contracts                           $        --       $     1,113,531        $        --       $  1,113,531
Unrealized depreciation on
  Forward Foreign
  Currency Contracts                                    --              (265,565)                --           (265,565)
Net unrealized appreciation
  on Futures Contracts                             365,547                    --                 --            365,547
----------------------------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                                  $   365,547       $       847,966        $        --       $  1,213,513
======================================================================================================================

* Level 2 securities are valued using inputs/data furnished by independent pricing services using fair value factors.

**   Security is valued at $0.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of May 31, 2016.

-------------------------------------------------------------------------------------------------------
                                                 Level 1           Level 2        Level 3    Total
-------------------------------------------------------------------------------------------------------
Assets
Foreign currencies, at value                     $          --     $  320,569     $--        $  320,569
Restricted cash                                             --      4,180,212      --         4,180,212
Liabilities:
Variation margin for futures contracts                 101,265             --      --           101,265
-------------------------------------------------------------------------------------------------------
Total                                            $     101,265     $4,500,781     $--        $4,602,046
=======================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------------------
                                                               Corporate         Rights/
                                                               Bonds             Warrants    Totals
-----------------------------------------------------------------------------------------------------
Balance as of 11/30/15                                         $53,295           --***       $53,295
Realized gain (loss)(1)                                             --           --               --
Change in unrealized appreciation (depreciation)(2)             (1,177)          --           (1,177)
Purchases                                                           --           --               --
Sales                                                               --           --               --
Transfers in and out of Level 3**                                   --           --               --
-----------------------------------------------------------------------------------------------------
Balance as of 5/31/16                                          $52,118           --***       $52,118
=====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

** Transfers are calculated on the beginning of period values. During the six months ended May 31, 2016, there were no transfers between Levels 1, 2 and 3.

***  Security is valued at $0.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 as of 5/31/16                                                $(1,177)
                                                                                     -------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 23

Statement of Assets and Liabilities | 5/31/16 (unaudited)

ASSETS:
  Investment in securities, at value (cost $123,517,978)                              $103,968,463
  Foreign currencies, at value (cost $388,198)                                             320,569
  Restricted cash*                                                                       4,180,212
  Receivables --
     Investment securities sold                                                            456,371
     Fund shares sold                                                                      111,668
     Dividends                                                                             435,830
     Interest                                                                                1,921
  Variation margin for futures contracts                                                   101,265
  Due from Pioneer Investment Management, Inc.                                               9,669
  Unrealized appreciation on forward foreign currency contracts                          1,113,531
  Prepaid expenses                                                                          39,275
---------------------------------------------------------------------------------------------------
         Total assets                                                                 $110,738,774
===================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $    220,398
     Fund shares repurchased                                                               210,051
     Distributions                                                                             281
     Trustee fees                                                                            1,207
     Futures payable                                                                           159
     Accrued foreign capital gains tax                                                     105,471
  Due to custodian                                                                       2,229,713
  Unrealized depreciation on forward foreign currency contracts                            265,565
  Due to affiliates                                                                         22,066
  Accrued expenses                                                                         126,395
---------------------------------------------------------------------------------------------------
         Total liabilities                                                            $  3,181,306
===================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $156,811,547
  Undistributed net investment income                                                      446,968
  Accumulated net realized loss on investments, futures contracts and
     foreign currency transactions                                                     (31,260,977)
  Net unrealized depreciation on investments                                           (19,549,515)
  Net unrealized appreciation on futures contracts                                         365,547
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                        743,898
---------------------------------------------------------------------------------------------------
        Total net assets                                                              $107,557,468
===================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $70,046,681/4,313,981 shares)                                     $      16.24
  Class C (based on $12,375,054/927,383 shares)                                       $      13.34
  Class R (based on $21,019,005/1,355,253 shares)                                     $      15.51
  Class Y (based on $4,116,728/229,578 shares)                                        $      17.93
MAXIMUM OFFERING PRICE:
  Class A ($16.24 (divided by) 94.25%)                                                $      17.23
===================================================================================================

* Represents restricted cash deposited at the counterparty for derivative contracts

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

Statement of Operations (unaudited)

For the Six Months Ended 5/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $143,697)             $  1,535,231
  Interest (net of foreign taxes withheld of $1,264)                       7,402
------------------------------------------------------------------------------------------------
         Total investment income                                                   $  1,542,633
------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $    561,885
  Transfer agent fees
     Class A                                                              27,720
     Class C                                                               2,527
     Class R                                                               1,901
     Class Y                                                                 122
  Distribution fees
     Class A                                                              82,556
     Class C                                                              58,637
     Class R                                                              51,330
  Shareholder communications expense                                     155,966
  Administrative expense                                                  41,124
  Custodian fees                                                          82,780
  Registration fees                                                       26,736
  Professional fees                                                       34,125
  Printing expense                                                         7,200
  Fees and expenses of nonaffiliated Trustees                              3,620
  Miscellaneous                                                           16,312
------------------------------------------------------------------------------------------------
     Total expenses                                                                $  1,154,541
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                         (84,243)
------------------------------------------------------------------------------------------------
     Net expenses                                                                  $  1,070,298
------------------------------------------------------------------------------------------------
         Net investment income                                                     $    472,335
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $ (9,244,929)
     Futures contracts                                                  (739,140)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies               (817,341)  $(10,801,410)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $ 14,816,869
     Futures contracts                                                   564,690
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                757,148   $ 16,138,707
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                   $  5,337,297
------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $  5,809,632
================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 25

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                5/31/16             Year Ended
                                                                (unaudited)         11/30/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $     472,335       $    (255,626)
Net realized gain (loss) on investments, futures and
  foreign currency transactions                                   (10,801,410)        (13,326,486)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts and foreign currency
  transactions                                                     16,138,707         (20,546,107)
--------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                        $   5,809,632       $ (34,128,219)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.53 and $0.38 per share, respectively)          $  (2,346,367)      $  (1,870,713)
     Class C ($0.40 and $0.23 per share, respectively)               (380,674)           (244,372)
     Class R ($0.49 and $0.34 per share, respectively)               (704,509)           (586,112)
     Class Y ($0.58 and $0.51 per share, respectively)               (137,213)           (782,548)
Net realized gain:
     Class A ($0.00 and $0.33 per share, respectively)          $          --       $  (1,429,772)
     Class C ($0.00 and $0.33 per share, respectively)                     --            (308,711)
     Class R ($0.00 and $0.33 per share, respectively)                     --            (477,533)
     Class Y ($0.00 and $0.33 per share, respectively)                     --             (79,630)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $  (3,568,763)      $  (5,779,391)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $   7,755,266       $  21,329,295
Reinvestment of distributions                                       3,419,376           4,931,888
Cost of shares repurchased                                        (15,497,826)        (69,343,322)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
         Fund share transactions                                $  (4,323,184)      $ (43,082,139)
--------------------------------------------------------------------------------------------------
     Net decrease in net assets                                 $  (2,082,315)      $ (82,989,749)
NET ASSETS:
Beginning of period                                             $ 109,639,783       $ 192,629,532
--------------------------------------------------------------------------------------------------
End of period                                                   $ 107,557,468       $ 109,639,783
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $     446,968       $   3,543,396
==================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

------------------------------------------------------------------------------------------------
                                     Six Months   Six Months
                                     Ended        Ended
                                     5/31/16      5/31/16           Year Ended    Year Ended
                                     Shares       Amount            11/30/15      11/30/15
                                     (unaudited)  (unaudited)       Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                           282,191     $  4,301,202         676,826    $  12,954,007
Reinvestment of distributions         150,194        2,279,937         181,868        3,204,785
Less shares repurchased              (558,233)      (8,396,332)     (1,401,132)     (26,489,435)
------------------------------------------------------------------------------------------------
      Net decrease                   (125,848)    $ (1,815,193)       (542,438)   $ (10,330,643)
================================================================================================
Class C
Shares sold                            93,589     $  1,154,190         150,354    $   2,353,406
Reinvestment of distributions          27,724          347,096          34,354          491,257
Less shares repurchased              (154,288)      (1,877,093)       (307,702)      (4,802,492)
------------------------------------------------------------------------------------------------
      Net decrease                    (32,975)    $   (375,807)       (122,994)   $  (1,957,829)
================================================================================================
Class R
Shares sold                           133,710     $  1,926,478         284,464    $   5,073,813
Reinvestment of distributions          47,246          685,536          61,440        1,032,998
Less shares repurchased              (313,502)      (4,520,888)       (543,155)      (9,741,102)
------------------------------------------------------------------------------------------------
      Net decrease                   (132,546)    $ (1,908,874)       (197,251)   $  (3,634,291)
================================================================================================
Class Y
Shares sold                            22,297     $    373,396          46,082    $     948,069
Reinvestment of distributions           6,377          106,807          10,266          202,848
Less shares repurchased               (42,695)        (703,513)     (1,366,436)     (28,310,293)
------------------------------------------------------------------------------------------------
      Net decrease                    (14,021)    $   (223,310)     (1,310,088)   $ (27,159,376)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year        Year       Year        Year
                                                             5/31/16     Ended        Ended       Ended      Ended       Ended
                                                             (unaudited) 11/30/15     11/30/14    11/30/13   11/30/12    11/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 15.85     $ 20.92      $  24.06    $  23.24   $   23.10   $   29.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.08(a)  $ (0.01)(a)  $  (0.04)   $   0.14   $    0.13   $    0.18
   Net realized and unrealized gain (loss) on investments       0.84       (4.35)        (1.61)       0.79        0.11       (5.35)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.92     $ (4.36)     $  (1.65)   $   0.93   $    0.24   $   (5.17)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.53)    $ (0.38)     $  (0.08)   $  (0.11)  $      --   $      --
   Net realized gain                                              --       (0.33)        (1.41)         --       (0.10)      (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.53)    $ (0.71)     $  (1.49)   $  (0.11)  $   (0.10)  $   (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.39     $ (5.07)     $  (3.14)   $   0.82   $    0.14   $   (6.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.24     $ 15.85      $  20.92    $  24.06   $   23.24   $   23.10
====================================================================================================================================
Total return*                                                   6.06%     (21.14)%       (6.88)%      3.98%       1.06%     (17.44)%
Ratio of net expenses to average net assets (b)                 1.95%**     1.95%         1.96%       1.95%       1.95%       1.95%
Ratio of net investment income (loss) to average net assets     1.07%**    (0.04)%       (0.19)%      0.55%       0.53%       0.58%
Portfolio turnover rate                                           79%**       85%          141%         77%        160%        191%
Net assets, end of period (in thousands)                     $70,047     $70,351      $104,251    $126,981   $ 154,064   $ 207,935
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.12%**     2.18%         2.04%       1.96%       2.03%       1.95%
   Net investment income (loss) to average net assets           0.90%**    (0.27)%       (0.26)%      0.54%       0.45%       0.58%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year        Year        Year        Year
                                                             5/31/16     Ended        Ended       Ended       Ended       Ended
                                                             (unaudited) 11/30/15     11/30/14    11/30/13    11/30/12    11/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.04     $ 17.35      $  20.32    $  19.70    $  19.76    $  25.56
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.01(a)  $ (0.14)(a)  $  (0.22)   $  (0.04)   $  (0.06)   $  (0.05)
   Net realized and unrealized gain (loss) on investments       0.69       (3.61)        (1.34)       0.66        0.10       (4.60)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.70     $ (3.75)     $  (1.56)   $   0.62    $   0.04    $  (4.65)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.40)    $ (0.23)     $     --    $     --    $     --    $     --
   Net realized gain                                              --       (0.33)        (1.41)         --       (0.10)      (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.40)    $ (0.56)     $  (1.41)   $     --    $  (0.10)   $  (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.30     $ (4.31)     $  (2.97)   $   0.62    $  (0.06)   $  (5.80)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.34     $ 13.04      $  17.35    $  20.32    $  19.70    $  19.76
====================================================================================================================================
Total return*                                                   5.59%     (21.87)%       (7.69)%      3.15%       0.23%     (18.04)%
Ratio of net expenses to average net assets (b)                 2.85%**     2.85%         2.80%       2.78%       2.75%       2.73%
Ratio of net investment income (loss) to average net assets     0.18%**    (0.93)%       (1.02)%     (0.27)%     (0.25)%     (0.20)%
Portfolio turnover rate                                           79%**       85%          141%         77%        160%        191%
Net assets, end of period (in thousands)                     $12,375     $12,523      $ 18,801    $ 23,810    $ 29,771    $ 37,324
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.88%**     2.95%         2.80%       2.78%       2.75%       2.73%
   Net investment income (loss) to average net assets           0.15%**    (1.03)%       (1.02)%     (0.27)%     (0.25)%     (0.20)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 29

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year         Year       Year      Year       Year
                                                             5/31/16     Ended        Ended      Ended     Ended      Ended
                                                             (unaudited) 11/30/15     11/30/14   11/30/13  11/30/12   11/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 15.13     $ 20.02      $ 23.11    $ 22.30   $  22.23   $  28.43
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.06(a)  $ (0.05)(a)  $ (0.09)   $  0.10   $   0.10   $   0.10
   Net realized and unrealized gain (loss) on investments       0.81       (4.17)       (1.55)      0.76       0.07      (5.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.87     $ (4.22)     $ (1.64)   $  0.86   $   0.17   $  (5.05)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.49)    $ (0.34)     $ (0.04)   $ (0.05)  $     --   $     --
   Net realized gain                                              --       (0.33)       (1.41)        --      (0.10)     (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.49)    $ (0.67)     $ (1.45)   $ (0.05)  $  (0.10)  $  (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.38     $ (4.89)     $ (3.09)   $  0.81   $   0.07   $  (6.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.51     $ 15.13      $ 20.02    $ 23.11   $  22.30   $  22.23
====================================================================================================================================
Total return*                                                   5.95%     (21.36)%      (7.10)%     3.86%      0.79%    (17.62)%
Ratio of net expenses to average net assets (b)                 2.20%**     2.20%        2.18%      2.13%      2.13%      2.20%
Ratio of net investment income (loss) to average net assets     0.81%**    (0.29)%      (0.40)%     0.37%      0.39%      0.33%
Portfolio turnover rate                                           79%**       85%         141%        77%       160%       191%
Net assets, end of period (in thousands)                     $21,019     $22,510      $33,742    $39,183   $ 49,013   $ 73,347
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (b)                     2.45%**     2.33%        2.18%      2.13%      2.13%      2.28%
   Net investment income (loss) to average net assets           0.56%**    (0.42)%      (0.40)%     0.37%      0.39%      0.25%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year           Year       Year      Year       Year
                                                             5/31/16     Ended          Ended      Ended     Ended      Ended
                                                             (unaudited) 11/30/15       11/30/14   11/30/13  11/30/12   11/30/11
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 17.47     $ 23.06        $ 26.38    $ 25.46   $  25.16   $  31.73
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.11(a)  $  0.00(a)(b)  $  0.09    $  0.28   $   0.28   $   0.38
   Net realized and unrealized gain (loss) on investments       0.93       (4.75)         (1.77)      0.90       0.12      (5.80)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.04     $ (4.75)       $ (1.68)   $  1.18   $   0.40   $  (5.42)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.58)    $ (0.51)       $ (0.23)   $ (0.26)  $     --   $     --
   Net realized gain                                              --       (0.33)         (1.41)        --      (0.10)     (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.58)    $ (0.84)       $ (1.64)   $ (0.26)  $  (0.10)  $  (1.15)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.46     $ (5.59)       $ (3.32)   $  0.92   $   0.30   $  (6.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 17.93     $ 17.47        $ 23.06    $ 26.38   $  25.46   $  25.16
====================================================================================================================================
Total return*                                                   6.20%     (20.96)%        (6.41)%     4.63%      1.61%    (16.96)%
Ratio of net expenses to average net assets (c)                 1.73%**     1.55%          1.40%      1.38%      1.39%      1.40%
Ratio of net investment income (loss) to average net assets     1.28%**     0.01%          0.34%      1.12%      1.10%      1.13%
Portfolio turnover rate                                           79%**       85%           141%        77%       160%       191%
Net assets, end of period (in thousands)                     $ 4,117     $ 4,256        $35,835    $65,655   $ 62,897   $ 65,597
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or $(0.01) per share.

(c)  Includes interest expense of 0.00%, 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 31

Notes to Financial Statements | 5/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

32 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 33

     Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc.
     (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2016, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services and broker-dealers) representing 0.1% of net assets.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

34 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash due to the broker as collateral at May 31, 2016 was $2,141,088 and is recorded within "Restricted Cash" on the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open for the six months ended May 31, 2016 was $654,589.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 35

     At May 31, 2016, open futures contracts were as follows:

     ---------------------------------------------------------------------------------------
                                  Number of                                  Net Unrealized
                                  Contracts      Settlement                  Appreciation
     Description   Counterparty   Long/(Short)   Month        Value          (Depreciation)
     ---------------------------------------------------------------------------------------
     KOS P12-
        Index      UBS AG         34             6/16         $ 3,475,903    $ (43,671)
     BOVESPA
        Index      UBS AG         (500)          6/16          (6,749,775)     409,218
     ---------------------------------------------------------------------------------------
     Total                                                    $(3,273,872)   $ 365,547
     ---------------------------------------------------------------------------------------

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In addition to meeting the requirements of the Internal Revenue Code, the Fund may be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2016, the Fund paid no such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of November 30, 2015, the Fund had no reserve related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2015 was as follows:

36 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distribution paid from:
     Ordinary income                                                  $3,483,745
     Long-term capital gain                                            2,295,646
     ---------------------------------------------------------------------------
          Total                                                       $5,779,391
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  3,567,844
     Capital loss carryforward                                       (14,596,105)
     Net unrealized depreciation                                     (40,466,687)
     ---------------------------------------------------------------------------
          Total                                                     $(51,494,948)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market of forward currency contracts.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,762 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2016.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 37

I.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social and economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the six months ended May 31, 2016, the Fund had no open repurchase agreements.

38 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 1.10% of the Fund's average daily net assets up to $1 billion and 1.05% on assets over $1 billion. For the six months ended May 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was 1.10% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended May 31, 2016 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,534 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2016.

3. Transfer Agent

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly-owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Effective November 2, 2015, Boston Financial Data Services serves as the transfer agent to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 89,817
Class C                                                                   18,875
Class R                                                                   43,200
Class Y                                                                    4,074
--------------------------------------------------------------------------------
  Total                                                                 $155,966
================================================================================

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 39

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,532 in distribution fees payable to PFD at May 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2016, CDSCs in the amount of $438 were paid to PFD.

5. Forward Foreign Currency Contracts

At May 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the six months ended May 31, 2016 was $(4,405,280). Open forward foreign currency contracts at May 31, 2016 were as follows:

40 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

-------------------------------------------------------------------------------------------------------
                                        In
Currency                   Currency     Exchange                             Settlement    Unrealized
Sold      Deliver          Purchased    for             Counterparty         Date          Appreciation
-------------------------------------------------------------------------------------------------------
MXN           (66,610)     USD              3,744       Deutsche Bank AG     7/15/16       $       154
NGN      (406,170,622)     USD          1,819,353       Morgan Stanley Co.   7/15/16       $   286,055
BRL       (35,207,170)     USD          9,722,349       Barclays Plc         7/15/16       $    89,652
RUB      (230,832,660)     USD          3,433,477       Goldman Sachs & Co.  7/15/16       $    14,572
NGN      (510,954,934)     USD          2,231,244       Barclays Plc         7/15/16       $   302,385
NGN    (1,063,795,933)     USD          4,436,553       Goldman Sachs & Co.  7/15/16       $   420,713
-------------------------------------------------------------------------------------------------------
Total                                                                                      $ 1,113,531
=======================================================================================================

-------------------------------------------------------------------------------------------------------
                                       In
Currency                  Currency     Exchange                              Settlement    Unrealized
Sold        Deliver       Purchased    for              Counterparty         Date          Depreciation
-------------------------------------------------------------------------------------------------------
USD              (961)    TRY                   2,789   Deutsche Bank AG     7/15/16       $      (26)
USD        (2,912,538)    INR             196,159,410   Morgan Stanley Co.   7/15/16       $  (16,278)
USD        (2,027,590)    MYR               7,875,159   Morgan Stanley Co.   7/15/16       $ (124,752)
USD        (1,637,461)    IDR          21,761,856,296   Morgan Stanley Co.   7/15/16       $  (56,475)
USD          (592,835)    NGN             139,019,897   Barclays Plc         7/15/16       $  (68,034)
-------------------------------------------------------------------------------------------------------
Total                                                                                      $ (265,565)
=======================================================================================================

 BRL - Brazilian Real     MYR - Malaysian Ringgit
 IDR - Indonesian Rupiah  NGN - Nigerian Naira
 INR - Indian Rupee       RUB - Russian Ruble
 MXN - Mexican Peso       TRY - Turkish Lira

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2016, the Fund had no borrowings under the credit facility.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 41

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of May 31, 2016.

42 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Assets
                       Subject to        Derivatives    Non-Cash        Cash           Net Amount
                       Master Netting    Available      Collateral      Collateral     of Derivative
 Counterparty          Agreement         for Offset     Received (a)    Received (a)   Assets (b)
-----------------------------------------------------------------------------------------------------
 Deutsche Bank AG      $    154          $     (26)     $--             $--            $      128
 Morgan Stanley
  Capital Services LLC  286,055           (197,505)      --              --                88,550
 Barclays Plc           392,037            (68,034)      --              --               324,003
-----------------------------------------------------------------------------------------------------
 Total                 $678,246          $(265,565)     $--             $--            $  412,681
=====================================================================================================

-----------------------------------------------------------------------------------------------------
                       Derivative
                       Liabilities
                       Subject to        Derivatives    Non-Cash        Cash           Net Amount
                       Master Netting    Available      Collateral      Collateral     of Derivative
 Counterparty          Agreement         for Offset     Pledged (a)     Pledged (a)    Liabilities (c)
-----------------------------------------------------------------------------------------------------
 Deutsche Bank AG      $     26          $     (26)     $--             $--            $       --
 Morgan Stanley
  Capital Services LLC  197,505           (197,505)      --              --                    --
 Barclays Plc            68,034            (68,034)      --              --                    --
-----------------------------------------------------------------------------------------------------
 Total                 $265,565          $(265,565)     $--             $--            $       --
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 43

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2016 was as follows:

----------------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                        Foreign
                           Interest      Credit         Exchange         Equity    Commodity
                           Rate Risk     Risk           Rate Risk        Risk      Risk
----------------------------------------------------------------------------------------------
Assets
 Unrealized appreciation
  of forward foreign
  currency contracts       $--           $     --       $1,113,531       $--       $--
 Net unrealized
  appreciation of
  futures contracts         --            365,547               --        --        --
----------------------------------------------------------------------------------------------
  Total Value              $--           $365,547       $1,113,531       $--       $--
==============================================================================================
Liabilities
 Unrealized depreciation
   of forward foreign
   currency contracts      $--           $     --       $  265,565       $--       $--
----------------------------------------------------------------------------------------------
 Total Value               $--           $     --       $  265,565       $--       $--
==============================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2016 was as follows:

----------------------------------------------------------------------------------------------
Statement of Operations
                                                  Foreign
                      Interest     Credit         Exchange          Equity         Commodity
                      Rate Risk    Risk           Rate Risk         Risk           Risk
----------------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts         $--     $ (739,140)    $           --    $--            $--
 Forward foreign
   currency contracts*      --             --           (872,800)    --             --
----------------------------------------------------------------------------------------------
 Total Value               $--     $ (739,140)    $     (872,800)   $--            $--
==============================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts         $--     $  564,690     $           --    $--            $--
 Forward foreign
  currency contracts*       --             --            806,317     --             --
----------------------------------------------------------------------------------------------
 Total Value               $--     $  564,690     $      806,317    $--            $--
==============================================================================================

* Included in the amount shown on the Statement of Operations as foward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

44 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

ADDITIONAL INFORMATION

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 45

Trustees, Officers and Service Providers

Trustees                                  Advisory Trustee
Thomas J. Perna, Chairman                 Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                      Officers
Margaret B.W. Graham                      Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                         Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                          Christopher J. Kelley, Secretary and
                                              Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

46 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

                           This page for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 47

                           This page for your notes.

48 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

                           This page for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 49

                           This page for your notes.

50 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

                           This page for your notes.

                  Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16 51

                           This page for your notes.

52 Pioneer Emerging Markets Fund | Semiannual Report | 5/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19387-10-0716

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2016

* Print the name and title of each signing officer under his or her signature.